EXHIBIT 10.5


                       UNITED SHIPPING & TECHNOLOGY, INC.

                             SUBSCRIPTION AGREEMENT
                                       AND
                           LETTER OF INVESTMENT INTENT

                IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.
               SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.


United Shipping & Technology, Inc.
9850 51st Avenue North, Suite 110
Minneapolis, MN 55442

Ladies and Gentlemen:

         THIS AGREEMENT, made effective the 30th day of December, 1999, between United Shipping & Technology, Inc., a Utah corporation (the "Company"), and the investors listed on Schedule I attached hereto, as may be amended pursuant to
Section 4 hereof, (each a "Purchaser" and collectively the "Purchasers"). Each Purchaser agrees to purchase, and the Company agrees to sell and issue to each Purchaser, the number of shares for the aggregate purchase price as set forth opposite each Purchaser's name on Schedule I attached hereto at the Closing on January 3, 2000 or at such other date as the Purchasers and the Company may mutually agree in writing (the "Closing"). Each of the Purchaser's has also completed the Purchaser Certification attached hereto as Attachment A.

         1. Subject to the terms and conditions of this Agreement, the Company agrees to sell to Purchasers, and Purchasers agree to purchase from the Company at the Closing, an aggregate of ____ shares of the Company's $0.004 par value Common Stock (the "Shares") at $5.025 per Share. Each Purchaser will purchase the number of Shares as set forth opposite each Purchaser's name on Schedule I attached hereto. Purchasers acknowledge that this subscription is contingent upon acceptance in whole or in part by the Company.

         2. At the Closing, the Purchasers will deliver an aggregate amount of $_______ by certified check or wire transfer to the Company in payment of the full purchase price of the Shares and the Warrant described below (the "Purchase Price"). Each Purchaser will pay the Purchase Price as set forth opposite each Purchaser's name on Schedule I attached hereto. The Shares and such Warrant are collectively hereinafter sometimes referred to as the "Securities". Checks shall be payable to "United Shipping & Technology, Inc." Wire transfers to the Company shall be made to:

                           Bank:
                           ABA No.:
                           Acct. Name:
                           Acct. No.:

         3. At the Closing, the Company will deliver to Purchasers, Common Stock Purchase Warrants (each a "Warrant" and collectively the "Warrants") for the purchase of for an aggregate amount of _______ shares of the Company's $0.004 par value Common Stock (the "Warrant Shares"), which is an amount equal to 10% of the Shares purchased by Purchasers, at an exercise price of



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                  $12.50 per Warrant Share. Each Purchaser will be issued a
                  Warrant exercisable for the number of Warrant Shares as set forth opposite each Purchaser's name on Schedule I attached hereto. Such Warrants have a term of three years. Pursuant to
                  Section 14 of this Agreement, the Company is granting to Purchasers certain Registration Rights in connection with the Registrable Securities (as defined in Section 14(a) hereof). Pursuant to Section 10 of each Warrant, the Warrants may be redeemed by the Company under certain circumstances.

         4. At the Closing, the Purchasers shall have the right to designate another related entity as an additional Purchaser and such Purchaser's allocation of the Shares and Warrants, as well as the Purchase Price paid by such Purchaser shall be set forth opposite such Purchaser's name on a revised Schedule I attached hereto. Such additional Purchaser will be deemed to have accepted the terms of this Agreement and the representations made by Purchasers in this Agreement, including the fact that such additional Purchaser qualifies as an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Act"). In the event the Purchasers do not elect to designate another related entity as a Purchaser, Schedule I attached hereto shall not be revised.

         5.       Each Purchaser acknowledges and represents as follows:

                  (a) That such Purchaser has received and carefully reviewed the Company's Annual Report on Form 10-KSB for the year ended June 30, 1999, the Company's Quarterly Report on Form 10-QSB for the quarter ended October 2, 1999, the Company's Current Reports on Form 8-K filed October 8, 1999 (and as amended December 8, 1999) and November 12, 1999 and all other relevant documents as filed with the Securities and Exchange Commission;

                  (b) That such Purchaser believes it is able to bear the economic risk of the investment in the Securities;

                  (c) That such Purchaser believes that it has knowledge and experience in financial and business matters, that it is capable of evaluating the merits and risks of the prospective investment in the Securities and that it is able to bear such risks;

                  (d) That such Purchaser understands an investment in the Securities is highly speculative but believes that the investment is suitable for it based upon its investment objectives and financial needs, and has adequate means for providing for its current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities;

                  (e) That such Purchaser has been given access to full and complete information regarding the Company, including the opportunity to meet with Company officers and review all the documents as it may have requested in writing;

                  (f) That such Purchaser recognizes that the Securities, as an investment, involve a high degree of risk; and

                  (g) That such Purchaser realizes that (i) the purchase of Securities is a long-term investment; (ii) the purchasers of Securities must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the


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                           the Act, and, therefore, cannot be sold unless they
                           are subsequently registered under the Act or an exemption from such registration is available; and
                           (iii) the transferability of the Securities is restricted, and prior to registration of the Securities (A) requires the written consent of the Company, (B) requires conformity with the restrictions contained in paragraphs 6 and 7 below, and (C) will be further restricted by a legend placed on the certificate(s) representing the Securities stating that such Securities have not been registered under the Act and referring to the restrictions on transferability of the Securities, and by stop transfer orders or notations on the Company's records referring to the restrictions on transferability.

         6. Each Purchaser has been advised that the Securities it is purchasing hereunder have not been registered under the Act or relevant state securities laws, the Securities it is purchasing hereunder are being sold to Purchaser pursuant to exemptions from the Act and such laws, and that the Company's reliance upon such exemptions is predicated in part on such Purchaser's representations to the Company as contained herein. Each Purchaser represents and warrants that the Securities it is purchasing hereunder are being purchased for its own account and for investment and without the intention of reselling or redistributing the same, that it has made no agreement with others regarding any of such Securities and that its financial condition is such that it is not likely that it will be necessary to dispose of any of such Securities in the foreseeable future. Each Purchaser is aware that, in the view of the Securities and Exchange Commission and applicable state bodies that administer state securities laws, a purchase of the Securities it is purchasing hereunder with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company or its business, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Securities it is purchasing hereunder and for which the Securities it is purchasing hereunder were pledged as security, would represent an intent inconsistent with the representations set forth above. Each Purchaser further represents and agrees that if, contrary to its foregoing intentions, it should later desire to dispose of or transfer any of such Securities in any manner, it shall not do so without first obtaining (a) the opinion of counsel reasonably acceptable to the Company that such proposed disposition or transfer lawfully may be made without the registration of such Securities for such purpose pursuant to the Act, as then in effect, and applicable state securities laws, or (b) such registrations (it being expressly understood that except as set forth in this Agreement and the Warrants, the Company shall not have any obligation to register the Securities for such purpose).

                  Each Purchaser agrees that the Company may place the following restrictive legend on the certificate(s) representing the Securities it is purchasing hereunder, containing substantially the following language:

                           The shares represented by this certificate were issued without registration under the Securities Act of 1933, as amended (the "Act"), and without registration under state securities laws, in reliance upon exemptions contained in the Act and such laws. No transfer of these shares or any interest therein may be made except pursuant to effective registration statements under said laws or pursuant to Rule 144(k) of the Act unless this corporation has received an opinion of counsel satisfactory to it that such transfer or disposition does not require registration under said laws and, for any sales under Rule 144 of the Act, such evidence as it shall request for compliance with that rule.


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                  Each Purchaser agrees and consents that the Company may place a stop transfer order on the certificate(s) representing the Securities it is purchasing hereunder to assure such Purchaser's compliance with this Agreement and the matters referenced above.

                  The Company agrees to take all necessary actions, including instructing its transfer agent, to remove the above legend promptly upon compliance with the requirements set forth in such legend.

                  Each of the parties hereto agrees to save and hold harmless, defend and indemnify the other parties hereto and their directors, officers and agents from any claims, liabilities, damages, losses, expenses or penalties arising out of any misrepresentation of information furnished by such party in this Agreement.

7. Each Purchaser represents and warrants that such Purchaser is domiciled or organized in the state listed in Schedule I to this Agreement and that the Shares it is purchasing hereunder are being purchased solely for the beneficial interest of such Purchaser and not as nominee, for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in Section 11 of this Agreement.

8. The obligation of the Purchasers to consummate the transactions described in this Agreement is subject to satisfaction of the following conditions: (i) Peter
C. Lytle, the President and Chief Executive Officer of the Company shall have delivered to the Purchasers a certificate to the effect that each representation and warranty of the Company in this Agreement is true and correct as of the Closing, that as of the Closing there does not exist a Material Adverse Change and that as of the Closing the Company is not in breach or violation of any of the covenants contained in this Agreement, and (ii) pursuant to other agreements with certain third parties unrelated to the Purchasers, an additional $4,500,000 has been invested in the Company on similar terms and conditions as this Agreement.

9.       [Intentionally Omitted.]

10.      [Intentionally Omitted.]

11. Entities. If the Purchaser is not an individual but an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that:

         A. The Purchaser was not organized for the specific purpose of acquiring the Securities; and

         B. This Agreement has been duly authorized by all necessary action on the part of the Purchaser, has been duly executed by an authorized officer or representative of the Purchaser, and is a legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms.

12.      The Company represents and warrants to the Purchaser as follows:

         (a) The Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be


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                  in good standing would not have a Material Adverse Effect.
                  "Material Adverse Effect" or "Material Adverse Change" means any material adverse effect on or material adverse change to, respectively, (i) the business, properties, operations, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (ii) the ability of the Company to perform its obligations hereunder or under the agreements or instruments to be entered into in connection herewith, or (iii) the Shares, the Warrant or the Warrant Shares.

         (b) (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Warrant, to issue and sell the Shares in accordance with the terms hereof, and to issue the Warrant Shares upon the exercise of the Warrant, in accordance with the Warrant, (ii) the execution and delivery of this Agreement and the Warrant by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Shares and the Warrant and the reservation for issuance and the issuance of the Warrant Shares upon exercise of the Warrant have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its shareholders, (iii) this Agreement and the Warrant have been duly executed and delivered by the Company, and (iv) this Agreement and the Warrant constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

         (c) The Shares, the Warrant and the Warrant Shares are duly authorized, reserved and, upon issuance in accordance with the terms hereof and the Warrant, as the case may be, shall be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof, will give rise to rights of purchase in favor of Bayview Capital Partners LP pursuant to certain agreements entered into between Bayview Capital Partners LP and the Company, which purchase rights the Company has received a written waiver of from Bayview Capital Partners LP, and will not give rise to any other preemptive rights or antidilution rights.

         (d) The execution, delivery and performance of this Agreement and the Warrant by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares, the Warrant and the Warrant Shares) will not (i) result in a violation of the Articles of Incorporation or By-laws of the Company or its subsidiaries or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except where any such violation or default would not have a Material Adverse Effect, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Neither the Company nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or By-laws or their organizational charter or By-laws, respectively, or in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries, except where any such violation or


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                  default would not have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental entity which violation could have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Warrant in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. Upon consummation of the transactions set forth in this Agreement, the Company will not be in violation of the listing requirements of the NASDAQ Smallcap Market and the Company does not reasonably anticipate that the Common Stock will be delisted by the NASDAQ Smallcap Market in the foreseeable future. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

         (e) Since January 1, 1998, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company (i) has delivered or made available to the undersigned or its representative true and complete copies of the SEC Documents as each Buyer or its representative has requested from the Company and (ii) agrees to deliver or make available to Purchaser or its representative true and complete copies of any additional SEC Documents, upon request. As of their respective dates, the SEC Documents, except for Company's Current Report on Form 8-K filed June 9, 1998 which was amended on June 19, 1998, the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998 which was amended on February 2, 1999, the Company's Current Report on Form 8-K filed on January 27, 1999 which was amended on March 29, 1999, the Company's Current Report on Form 8-K filed on October 8, 1999 which was amended on December 8, 1999 and the Company's Annual Report on Form 10-KSB for the year ended June 30, 1999 which the Company expects to amend to augment the business description and cautionary statements to properly capture the acquisition of Corporate Express Delivery System, Inc., complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, or as amended, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the undersigned


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                  which is not included in the SEC Documents contains any untrue statement of a material fact. The Company has not provided and will not provide to Purchaser any material non-public information.

         (f) Except as disclosed in SEC Documents filed prior to the date hereof, since January 1, 1999, or as disclosed in Section 12(l) of this Agreement, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations of the Company and its subsidiaries taken as a whole. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

         (g) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of any of the Shares, the Warrant or the Warrant Shares offered hereby.

         (h) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Shares, the Warrant or the Warrant Shares under the Act or cause the offering of any of the Shares, the Warrant or the Warrant Shares to be integrated with prior offerings by the Company for purposes of the Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the National Association of Securities Dealers Automated Quotation system ("NASDAQ").

         (i) The Company is currently eligible to register securities, including the resale of the Shares and the Warrant Shares, on a registration statement on Form S-3 under the Act.

         (j) All information relating to or concerning the Company or any of its subsidiaries set forth in this Agreement, the SEC Documents or provided to the Purchaser in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstances has occurred or information exists with respect to the Company or any of its subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for the purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the Act).

         (k) The attached Schedule II is the current status of the Company's year 2000 readiness. To the best of the Company's knowledge, Schedule II is a true and correct statement of the Company's year 2000 readiness as of the date of this Agreement.

         (l) Since December 17, 1999, the Company has not entered into any agreement for, and the Company and is not presently contemplating, the issuance of any shares of Common Stock or any warrant or warrants for the purchase of shares of Common Stock, or any security convertible into Common Stock, upon terms more favorable than those set forth in this Agreement and in the


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                  Warrant. Since September 30, 1999 the Company has effected the following transactions involving its Common Stock: an aggregate of 225,000 stock options exercisable at a price of $4.50 per share and an aggregate of 850,000 stock options exercisable at a price of $4.95 per share were granted under the Company's 1995 Stock Option Plan, and an aggregate of 146,083 shares of Common Stock were sold to seven accredited individuals at a price of $4.50 per share along with warrants for the purchase of an aggregate of 41,333 shares of Common Stock at an exercise of $4.50 per share.

         (m) The Company (both before and after giving effect to the transactions contemplated by this Agreement) is solvent (i.e. its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured).

13.      The Company covenants and agrees as follows:

         (a) The Company agrees to file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act. The financial statements of the Company will be prepared in accordance with generally accepted accounting principles, consistently applied except for changes required by GAAP, and will fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries and results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         (b) The Company shall promptly secure the listing of the Registrable Securities upon the Nasdaq Smallcap Market (subject to official notice of issuance) and shall maintain, so long as Purchaser owns any Warrant or Registrable Security, the listing of all Registrable Securities from time to time issuable under the terms of this Agreement and the Warrant on each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed.

         (c) Each of the Company and Purchaser shall pay its respective costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution, delivery and performance of this Agreement and the Warrant; provided, that Purchaser may request, and in the event of such request, the Company shall, reimburse Purchaser for Purchaser's accountable attorneys' fees and expenses incurred in connection with the preparation of this Agreement and the Warrant up to an aggregate of $17,000.

         (d) The Company will exercise best efforts to conduct its business in compliance with all applicable laws, rules, ordinances and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations the failure to comply with which would have a Material Adverse Effect.

         (e) The Company will not conduct any future offering that will be integrated with the issuance of the Shares, the Warrant or the Warrant Shares which would result in a violation of the Act.

14.      (a)      The Company shall prepare, and, on or prior to thirty (30)
                  Business Days after the Closing, file with the SEC a registration statement of the Company filed under the Act, subject to any other provision of this Agreement (the
                  "Registration Statement") or Registration Statements (as is necessary) on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration, subject to the consent of the Purchaser and the provisions


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                  of Section 14(b) hereof, which consent will not be
                  unreasonably withheld), covering the resale of all of (i) the Shares, (ii) the Warrant Shares issued or issuable upon exercise of the Warrant and (iii) any shares of capital stock issued or issuable with respect to the Shares, the Warrant Shares or the Warrant as a result of any stock split, stock dividend, recapitalization, exchange or similar event ((i), (ii), and (iii) collectively, the "Registrable Securities"), which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the Act, such Registration Statement(s) also covers such indeterminate number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Registrable Securities shall not include the Warrant. Such Registration Statement shall initially register for resale the number of Registrable Securities, subject to adjustment as provided in
                  Section 14(c) hereof. Such registered shares of Common Stock shall be allocated among the Purchasers pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement, as amended, relating to the resale of the Registrable Securities is declared effective by the SEC. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC within one hundred and thirty-five (135) days after the Closing.

         (b)      [Intentionally Omitted.]

         (c) The Company will use its best efforts to effect the registration of the Registrable Securities for resale by Purchasers in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                  (i) (A) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (on or prior to thirty (30) Business Days after the Closing pursuant to Section 14(a)hereof and use its best efforts to cause such Registration Statement(s) relating to Registrable Securities to become effective as soon as possible after such filing (but no later than one hundred and thirty-five (135) days after the Closing, and keep the Registration Statement(s) effective pursuant to Rule 415 at all times until the earlier of (i) six months after the date as of which Purchaser may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the Act (or successor thereto) or (ii) the date on which each Purchaser shall have sold all of the Registrable Securities (the "Registration Period"), which Registration Statement(s) (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                           (B) (x) In the event that such Registration Statement is not declared effective by the SEC within one hundred and one hundred and thirty-five (135) days after the Closing (the "Scheduled Effective Date"), for each consecutive thirty (30) day period following the Scheduled Effective Date, Purchaser shall, until such time as the Registration Statement is declared effective by the SEC (all such payments to be made in cash and nonrefundable on the first day of each thirty (30) day period), be entitled to an amount from the Company equal to the product of (A) one half of one percent, multiplied by (B) $5.025 multiplied by (C) the aggregate number of such Purchaser's Registrable Securities, as such price and aggregate number of Registrable Securities may be adjusted for any stock split, stock dividend, recapitalization or similar event. The Scheduled

                           Effective Date shall be extended for any period during which the filing of an amendment is precluded by reason of the Company's response to a comment or objection from Purchasers' counsel not timely made pursuant to Section 14(c)(i)(B)(xi) hereof.

                                    (y) Upon the occurrence of a Triggering
                           Event (as defined below), each Purchaser shall have the right, at such Purchaser's option, to require the Company to redeem all or a portion of such Purchaser's Registrable Securities equal to the greater of (x) the product of (A) the aggregate number of such Purchaser's Registrable Securities, multiplied by (B) the average of the last closing sale price of such security on the principal securities exchange or trading market where such security is listed or traded, or, if applicable, in the over-the-counter market on the electronic bulletin board for such security on the ten consecutive trading days immediately preceding the applicable date; and (y) the product of (A) the aggregate number of such Purchaser's Registrable Securities, multiplied by (B) $5.025, multiplied by
                           (C) 130% (the "Triggering Event Redemption Price"), as such price and aggregate number of Registrable Securities may be adjusted for any stock split, stock dividend, recapitalization or similar event.

                  A "Triggering Event" shall be deemed to have occurred at such time as any of the following events:

                           (i) notice from the Company that Common Stock issued or issuable cannot be sold under the Registration Statement covering such Common Stock, for any period of ten (10) consecutive trading days or any twenty
                           (20) non-consecutive trading days during any period of one hundred and eighty (180) consecutive days that is (A) after the date the Registration Statement has been declared effective by the SEC, and (B) prior to the time that the Registrable Securities may be sold without limitation in accordance with Rule 144(k) under the Act;

                           (ii) the failure of the Common Stock to be listed on NASDAQ or any other national securities exchange for a period of ten (10) consecutive trading days during any period of twelve (12) months;

                           (iii) the failure to have the Registration Statement declared effective by the SEC within two-hundred and seventy (270) days after the Closing;

                           (iv) the failure by the Company to make any payment in accordance with Section 14(c)(i)(B)(x) hereof within seven (7) days after the date such payment is due; or

                           (v) the Company's notice to any Purchaser, including by way of public announcement, at any time, of its intention not to comply with proper requests for issuance of any Warrant Shares.

                  (ii) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement(s) and the prospectus(es) used in connection with the Registration Statement(s), which prospectus(es) are to be filed pursuant to Rule 424 promulgated under the Act, as may be necessary to keep the Registration Statement(s) effective at all times during the Registration Period, and, during such period, comply with the provisions of the Act with respect to the disposition of all Registrable Securities of the Company covered by the

                           Registration Statement(s) until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement(s). As soon as practicable following the expiration of a Suspension Period, as defined in Section 14(c)(v)(B) hereto, the Company shall use its best efforts to cause any such necessary amendment, supplement and/or new Registration Statement to become effective as soon as practicable following the filing thereof. In addition any such amendment or new Registration Statement shall for purposes of Section 14(c)(i) above be deemed to be a "Registration Statement".

                  (iii) The Company shall furnish to each Purchaser whose Registrable Securities are included in the Registration Statement(s) and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC at least one copy of the Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus(es) included in such Registration Statement(s) (including each preliminary prospectus) and, with regards to the Registration Statement referred to in Section 14(a) hereof, upon request of a Purchaser, any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives,
                           (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Purchaser may reasonably request) and (iii) such other documents, including any preliminary prospectus, as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser.

                  (iv) The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement(s) under such other securities or "blue sky" laws of such jurisdictions in the United States as any Purchaser reasonably requests, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions. The Company shall promptly notify each Purchaser who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

                  (v) (A) The Company shall promptly notify Purchaser, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws, and (v) of the happening of any event which makes any statement made in a Registration Statement or related prospectus untrue or which requires the making of any changes in such Registration Statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As soon as practicable following expiration of the Suspension Period (as defined below), the Company shall prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (B) Upon receipt of any notice (a "Suspension Notice") by Purchaser from the Company of the happening of any event of the kind described in
                           Section 14(c)(v)(A), Purchaser shall forthwith discontinue disposition of the Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 14(c)(v)(A) or until Purchaser is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, will, or will request any broker-dealer acting as Purchaser's agent to, deliver to the Company (at Company's expense) all copies, other than permanent file copies then in Purchaser's or a broker-dealer's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that in no event shall the period from the date on which Purchaser receives a Suspension Notice to the date on which Purchaser receives either the Advice or copies of the supplemented or amended prospectus contemplated by Section 14(c)(v)(A) (the "Suspension Period") exceed sixty (60) days.

                  (vi) The Company shall permit each Purchaser and a single firm of counsel, initially Schulte Roth & Zabel LLP or such other counsel as thereafter designated as selling shareholders' counsel by the Purchasers who hold a majority of the Registrable Securities being sold, to review and comment upon the Registration Statement(s) and all amendments and supplements thereto at least seven (7) days prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement(s) or any amendment or supplement thereto without the prior approval of such counsel, which consent shall not be unreasonably withheld.

                  (vii) The Company shall hold in confidence and not make any disclosure of information concerning a Purchaser provided to the Company by a Purchaser or on its behalf unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Purchaser and allow such Purchaser, at the Purchaser's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information. It shall be a condition of the Company's obligation to register the Registrable Securities hereunder that the Purchaser agrees to cooperate with the Company in the preparation and filing of any such registration statement, as to any proposed distribution.

                  (viii) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Purchasers of the Registrable Securities pursuant to a Registration Statement.

                  (ix) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                  (x) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

         (d) The Company hereby indemnifies each of the holders of any Shares, the Warrant and of any Warrant Shares, and the officers, partners, employees, agents, directors and each other individual or entity, if any, who control any such holder, within the meaning of Section 15 of the Act, against all losses, claims, damages, liabilities or any other costs, fees or expenses (including without limitation, reasonable attorneys' fees) caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus prepared in connection with any Registration Statement (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any preliminary prospectus or any state securities law filings; (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of a prospectus or preliminary prospectus, in light of the circumstances under which the statements therein were made, not misleading; or (3) any violation or alleged violation by the Company of the Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement, except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein, if such prospectus was timely made available by the Company to such holder in accordance with this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the losses, claims, damages, liabilities, costs, fees and expenses which is permissible under applicable law. Each such holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs such Registration Statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the Act, with respect to losses, claims, damages, liabilities or any costs, fees or expenses (including without limitation, reasonable attorneys' fees) which are caused, and solely to the extent they are caused, by any untrue statement or alleged untrue statement, omission or alleged omission contained in information furnished in writing to the Company by such holder expressly for use therein; provided however, that such holder shall be liable under this
                  Section 14 for only that amount as does not exceed the net proceeds to such holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

15.      Miscellaneous.

         A. Manner in which title is to be held: as set forth on the signature page of this Agreement.

         B. Each of the parties hereto agrees that such party understands the meaning and legal consequences of the agreements, representations and warranties contained herein, and agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for and delivery of the Shares and the Warrant.

         C. This Agreement shall be construed and interpreted in accordance with Minnesota law without regard to conflict of law provisions.

         D. The Purchaser agrees to furnish to the Company, upon request, such additional information as may be deemed necessary to determine the Purchaser's suitability as an investor.

                           [NOTE: SIGNATURE PAGES TO FOLLOW]

                                 SIGNATURE PAGE





Dated: ______________________, ______.


By: _________________________________

Name: _______________________________

Title: ______________________________

_____________________________________
Address


_____________________________________
City, State and Zip Code


_____________________________________
Mailing Address


_____________________________________

_____________________________________
City, State and Zip Code


_____________________________________
Tax Identification or Social Security Number

                            CERTIFICATE OF SIGNATORY


       (TO BE COMPLETED ONLY IF SHARES ARE BEING SUBSCRIBED BYAN ENTITY.)



         I, ________________________, am the ______________, of
____________________ (the "Entity").

         I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Shares, and certify further that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

         IN WITNESS WHEREOF, I have set my hand this _____ day of __________,
_____.

                                      Signature:____________________________

                                      Title:________________________________

                                      Name (Print):_________________________

                            ACCEPTANCE BY THE COMPANY

         United Shipping & Technology, Inc. hereby accepts the foregoing subscription to the extent of an aggregate of __________ shares of its Common Stock and Warrants to purchase an aggregate of 89,552 shares of Common Stock, and agrees to the provisions of this Agreement applicable to United Shipping & Technology, Inc.

                             UNITED SHIPPING & TECHNOLOGY, INC.



                             By
                                -------------------------------------------
                                      Peter C. Lytle
                                      President and Chief Executive Officer

                                  ATTACHMENT A

                             PURCHASER CERTIFICATION


THE COMPLETION OF THIS PURCHASER CERTIFICATION IS REQUIRED IN CONNECTION WITH THE EXEMPTIONS FROM THE ACT AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE SHARES AND THE WARRANT. ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL AND WILL BE REVIEWED ONLY BY THE COMPANY AND ITS COUNSEL. Purchaser agrees to furnish any additional information which the Company or its legal counsel deem necessary in order to verify the responses set forth below.

         1. Accredited Status. The Purchaser represents and warrants as follows (CHECK ONE):

                  _______           A.      The Purchaser is an individual
                                            with a net worth, or a joint net
                                            worth together with his or her
                                            spouse, in excess of $1,000,000. (In
                                            calculating net worth, you may
                                            include equity in personal property
                                            and real estate, including your
                                            principal residence, cash,
                                            short-term investments, stock and
                                            securities. Equity in personal
                                            property and real estate should be
                                            based on the fair market value of
                                            such property minus debt secured by
                                            such property.)

                  _______           B.      The Purchaser is an individual
                                            with income in excess of $200,000 in
                                            each of the prior two years and
                                            reasonably expects an income in
                                            excess of $200,000 in the current
                                            year.

                  _______           C.      The Purchaser is an individual
                                            who, with his or her spouse, had
                                            joint income in excess of $300,000
                                            in each of the prior two years and
                                            reasonably expects joint income in
                                            excess of $300,000 in the current
                                            year.

                  _______           D.      The Purchaser is a director or
                                            executive officer of United Shipping
                                            & Technology, Inc.

                  _______           E.      The Purchaser, if other than an
                                            individual, is an entity all of
                                            whose equity owners meet one of the
                                            tests set forth in (A) through (D)
                                            above.

                  _______           F.      The Purchaser is an entity, and
                                            is an "accredited investor" as
                                            defined in Rule 501(a) of Regulation
                                            D under the Act. This representation
                                            is based on the following (check one
                                            or more, as applicable):

                                    ______  1.       The Purchaser (or, in
                                                     the case of a trust, the
                                                     undersigned trustee) is a
                                                     bank or savings and loan
                                                     association as defined in
                                                     Sections 3(a)(2) and
                                                     3(a)(5)(A), respectively,
                                                     of the Act acting either in
                                                     its individual or fiduciary
                                                     capacity.

                                    ______  2.       The Purchaser is an
                                                     insurance company as
                                                     defined in section
                                                     2(13) of the Act.

                                    ______  3.       The Purchaser is an
                                                     investment company
                                                     registered under the
                                                     Investment Company Act of
                                                     1940 or a business
                                                     development company as
                                                     defined in Section 2(a)(48)
                                                     of that Act.

                                    ______  4.       The Purchaser is a Small
                                                     Business Investment Company
                                                     licensed by the United
                                                     States Small Business
                                                     Administration under
                                                     Section 301(c) or (d) of
                                                     the Small Business
                                                     Investment Act of 1958.

                                    ______  5.       The Purchaser is an
                                                     employee benefit plan
                                                     within the meaning of Title
                                                     I of the Employee
                                                     Retirement Income Security
                                                     Act of 1974 ("ERISA") and
                                                     either (check one or more,
                                                     as applicable):

                                            ___      a.       the investment
                                                              decision is made
                                                              by a plan
                                                              fiduciary,
                                                              as defined in
                                                              Section 3(21) of
                                                              ERISA, which is
                                                              either a bank,
                                                              savings and loan
                                                              association,
                                                              insurance company,
                                                              or registered
                                                              investment
                                                              advisor; or

                                            ___      b.       the employee
                                                              benefit plan has
                                                              total assets in
                                                              excess of
                                                              $5,000,000; or

                                            ___      c.       the plan is a
                                                              self-directed plan
                                                              with investment
                                                              decisions made
                                                              solely by persons
                                                              who are
                                                              "accredited
                                                              investors" as
                                                              defined under the
                                                              Act.

                                    ______  6.       The Purchaser is a private
                                                     business development
                                                     company as
                                                     defined in Section 202(a)
                                                     (22) of the Investment
                                                     Advisers Act of 1940.

                                    ______  7.       The Purchaser has total
                                                     assets in excess of
                                                     $5,000,000, was not formed
                                                     for the specific purpose of
                                                     acquiring the Shares and is
                                                     one or more of the
                                                     following (check one or
                                                     more, as appropriate):

                                            ___      a.       an organization
                                                              described in
                                                              Section 501(c)(3)
                                                              of the Internal
                                                              Revenue Code; or

                                            ___      b.       a corporation; or

                                            ___      c.       a Massachusetts or
                                                              similar business
                                                              trust; or

                                            ___      d.       a partnership.

                                    ______  8.       The Purchaser is a trust
                                                     with total assets exceeding
                                                     $5,000,000 which was not
                                                     formed for the specific
                                                     purpose of acquiring the
                                                     Securities and whose
                                                     purchase is directed by a
                                                     person who has such
                                                     knowledge and experience in
                                                     financial
                                                     and business matters that
                                                     he or she is capable of
                                                     evaluating the merits and
                                                     risks of the investment in
                                                     the Securities. (IF ONLY
                                                     THIS RESPONSE IS CHECKED,
                                                     please contact the Company
                                                     to receive and complete an
                                                     information statement
                                                     before this subscription
                                                     can be considered).

2. NASD Affiliation. The Purchaser is affiliated or associated, directly or indirectly, with a National Association of Securities Dealers, Inc. ("NASD") member firm or person.

         Yes ________                       No ________

         If yes, list the affiliated member firm or person: ____________________
________________________________________________________________________________
________________________________________________________________________________

         Your relationship to such member firm or person: ______________________
________________________________________________________________________________
________________________________________________________________________________




                                         Dated: _______________________________

                                         By:___________________________________

                                         Name: ________________________________

                                         Title: _______________________________

                                   SCHEDULE II

           YEAR 2000 COMPLIANCE AT CORPORATE EXPRESS DELIVERY SYSTEMS

         We are pleased to announce that we at Corporate Express Delivery Systems (formerly U.S. Delivery, United TransNet, Tricor, Midnite Express, and Air Courier Dispatch) are in the final stages of our Year 2000 efforts for items deemed at-risk for non-compliance. We are also well into the process of creating contingency plans for operations in the unlikely occurrence of disruptions relating to systems or supplier failures. We are confident at this time that Corporate Express Delivery Systems will continue to meet our customers' expectations with no significant disruptions due to the Year 2000 bug.

THE YEAR 2000 BUG

         Year 2000 compliance includes the ability for systems to operate correctly upon the beginning of the year 2000. It also includes the ability to accept and process any date prior to January 1, 2000 and any date after December 31, 1999. This ability must exist before the year 2000 to handle future dates in contracts, credit card expiration dates, etc., and must exist after the year 2000 to handle historical billing, inquiry, and reporting. Year 2000 compliance also includes the ability to correctly handle leap year within the year of 2000.

BACKGROUND

         Corporate Express Delivery Systems engaged the Year 2000 Compliance practice of MCI/SHL SystemHouse (now a division of EDS) to assist in identifying an inventory of items potentially at risk, and to perform an assessment of our compliance. Our efforts then focused on upgrading, modifying or replacing these items. The overall effort is sponsored within Corporate Express Delivery Systems by our Chief Executive Officer and is under the direct supervision of our Chief Information Officer.

COMPLIANCE STATUS

         There are many areas potentially affected by this event that have been evaluated and addressed. We have grouped these areas as follows:


VOICE             All non-compliant voice communications components have been
COMMUNICATIONS    upgraded or replaced.

DATA              All non-compliant data communications components have been
COMMUNICATIONS    upgraded or replaced.

SERVERS Several operational system servers and file and print servers have been identified as non-compliant and are in the final stages of being upgraded, replaced, or phased out of service.

OPERATIONAL       Some operational systems have been identified as non-compliant
SYSTEMS           and are in the final stages of being upgraded, replaced, or phased out of service.

PC HARDWARE       All non-compliant PCs have been upgraded or replaced.

PC SOFTWARE       All non-compliant PC software has been upgraded, replaced, or phased out of use.

INFRASTRUCTURE    All non-compliant Infrastructure and Facilities components
AND FACILITIES    have been upgraded, replaced or phased out of use.

YEAR 2000 SUPPORT

         Corporate Express Delivery Systems plans to have a full support capability at and around the time of the rollover into Year 2000. Our staff will be on-site at corporate headquarters and all divisions to verify all major utilities, hardware, software, and other systems and to identify and address any areas of failure. We are prepared to implement our Contingency Plans immediately upon any significant failure.

CONTINGENCY PLANNING

         While not expecting significant problems, Corporate Express Delivery Systems is developing contingency plans in the event of Year 2000 failures. Each of our operational functions is being assessed for potential failures, including systems failures, infrastructure failures, supplier problems, etc. Based upon the risk assessment, we will take all or some of our contingency plans where appropriate.

         Contingency plans for all critical business processes will be complete by September 30, 1999.

SUPPLIER COMPLIANCE PROGRAM

         CEDS has confirmed Year 2000 readiness with all corporate suppliers. We continue to monitor suppliers that provide our most critical products and services.

SUMMARY

         We are aware of and understand the seriousness of the Year 2000 issues. We believe we have a planned, disciplined approach to mitigate those issues. Therefore we believe that the Year 2000 problem does not pose a material risk to our business. We are confident that Corporate Express Delivery Systems will not experience any significant disruption to our business as a result of this event.